SUMMARY PROSPECTUS July 14, 2017

AB Wealth Appreciation Strategy

Ticker: Class A–AWAAX; Class B–AWABX; Class C–AWACX; Class R–AWARX; Class K–AWAKX; Class I–AWAIX; Advisor Class–AWAYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAl”), both dated December 30, 2016, as revised July 14, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 47 of the Fund’s Prospectus, in Appendix B—Financial Intermediary Waivers of the Fund’s Prospectus, and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 102 of the Fund’s SAI.

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	4.00%(b)	1.00%(c)	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	.65%	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	1.00%	None	.50%	.25%	None
Other Expenses:
Transfer Agent	.06%	.10%	.08%	.06%	.26%	.20%	.12%
Other Expenses	.04%	.04%	.04%	.04%	.04%	.04%	.04%

Total Other Expenses(d)	.10%	.14%	.12%	.10%	.30%	.24%	.16%

Acquired Fund Fees and Expenses (Underlying Portfolios)(e)	.37%	.37%	.37%	.37%	.37%	.37%	.37%

Total Annual Fund Operating Expenses	1.37%	2.16%	2.14%	1.12%	1.82%	1.51%	1.18%

Fee Waiver and/or Expense Reimbursement(f)	(.34)%	(.34)%	(.34)%	(.34)%	(.34)%	(.34)%	(.34)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	1.82%	1.80%	.78%	1.48%	1.17%	.84%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)	Restated to reflect current expenses.

(e)	Restated to reflect current fees and expenses.

(f)	The Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invests, as included in “Acquired Fund Fees and Expenses” and paid by the Fund. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2018.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
After 1 Year	$526	$585	$283	$80	$151	$119	$86
After 3 Years	$808	$843	$637	$322	$539	$444	$341
After 5 Years	$1,112	$1,128	$1,118	$584	$954	$792	$616
After 10 Years	$1,973	$2,265	$2,446	$1,333	$2,109	$1,773	$1,402

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$185	$183
After 3 Years	$643	$637
After 5 Years	$1,128	$1,118
After 10 Years	$2,265	$2,446

Portfolio Turnover

The Fund or an investment company in which the Fund invests pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in U.S. large-cap equity securities, primarily common stocks, in accordance with the Adviser’s U.S. Strategic Equities investment strategy (“U.S. Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under U.S. Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-U.S. large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to U.S. Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund is managed without regard to tax considerations.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Effective July 14, 2017, the Fund made certain changes to its principal strategies, including by eliminating static asset allocation targets for investment, and modifying the strategies to invest primarily in equity securities. The Fund also previously allocated approximately one third of its assets to diversification investments such as alternative investments. Accordingly, the performance shown below is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2017, the year-to-date unannualized return for Class A shares was 9.70%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 19.66%, 3rd quarter, 2009; and Worst Quarter was down -24.07%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2016)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	1.08%	7.70%	1.68%

	Return After Taxes on Distributions	-0.57%	6.95%	1.08%

	Return After Taxes on Distributions and Sale of Fund Shares	1.39%	5.90%	1.24%
Class B	Return Before Taxes	0.82%	7.85%	1.53%
Class C	Return Before Taxes	3.81%	7.86%	1.40%
Advisor Class	Return Before Taxes	5.83%	8.93%	2.42%
Class R	Return Before Taxes	5.12%	8.21%	1.75%
Class K	Return Before Taxes	5.52%	8.55%	2.07%
Class I	Return Before Taxes	5.79%	8.90%	2.40%
MSCI ACWI (net) Index** (reflects no deduction for fees, expenses, or taxes)		7.86%	9.36%	3.56%
S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)		11.96%	14.66%	6.95%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Effective July 14, 2017, in connection with the changes in investment strategy referred to above, the broad-based index used for comparison with the Fund’s performance has changed from the S&P 500 Index to the MSCI ACWI (net) Index because the new index more closely reflects the Fund’s investments.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Ding Liu	Since July 2017	Senior Vice President of the Adviser

Nelson Yu	Since July 2017	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	None	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee-based programs or through other limited arrangements)	None	None
Class A, Class R, Class K and Class I shares are available at net asset value, without an initial sales charge, to 401 (k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.